EXHIBIT 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul O’Brien, certify that:

1.    I have reviewed this Form 10-K/A of the Company; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 29, 2024

MariaDB plc

By:	/s/ Paul O’Brien
Paul O’Brien
Chief Executive Officer